Supplement to the
Fidelity® Select Portfolios®
April 29, 2003
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page 81.

Yun-Min Chai is manager of Developing Communications Portfolio, which he has managed since May 2003. He also manages another Fidelity fund. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Jody Simes is manager of Industrial Materials Portfolio, which he has managed since August 2003. Since joining Fidelity Investments in 1993, Mr. Simes has worked as a fixed-income trader, research analyst and portfolio manager.

Brian Younger is manager of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio, which he has managed since March 2002, May 2003, and May 2003, respectively. Since joining Fidelity Investments in June 1995, Mr. Younger has worked as a research analyst and manager.

SEL-03-08 August 1, 2003
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